UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2012

Ryder System, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11690 NW 105th Street, Miami, Florida		33178
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 500-3726

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Compensatory Arrangements of Certain Officers and (e) Compensatory Arrangements of Certain Officers

On February 10, 2012, Ryder System, Inc. (the "Company") promoted Mr. Robert Sanchez, 46, to the position of President and Chief Operating Officer of the Company. Mr. Sanchez will continue to report to the Company’s Chairman and Chief Executive Officer Gregory T. Swienton and will be responsible for general management of all business operations of Ryder’s two business segments, Global Fleet Management Solutions (FMS) and Global Supply Chain Solutions (SCS). Mr. Sanchez brings to his role 18 years of experience with the Company during which he has served in various positions including most recently as President of FMS since October 2010. Prior to that, Mr. Sanchez served as Executive Vice President and Chief Financial Officer from October 2007 to October 2010 and as Executive Vice President of Operations, U.S. Fleet Management Solutions from October 2005 to October 2007. In connection with his appointment as President and Chief Operating Officer of the Company, Mr. Sanchez’ annual salary will be increased to $625,000 and his target bonus opportunity will be increased to 120%.

The Company also promoted Mr. Dennis Cooke to the position of President of FMS, succeeding Mr. Sanchez in this role. Mr. Cooke served most recently as Senior Vice President, Chief of Operations for FMS in the United States and Canada. Mr. Cooke joined the Company in 2011, following a 22 year career with GE and related companies.

There are no family relationships between Mr. Sanchez and any of the Company’s directors or executive officers, and the Company has not entered into any transactions with Mr. Sanchez which are reportable pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Sanchez’s appointment as President and Chief Operating Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1: Press Release, dated February 14, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ryder System, Inc.

February 16, 2012	By:	Robert D. Fatovic

Name: Robert D. Fatovic
Title: Executive Vice President, Chief Legal Officer & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 14, 2012